2011 Corporate Presentation ChinaNet Online Holdings, Inc. ( N asdaq : CNET )

Index • Executive Summary • Financial Overview • Business Model • Company Overview • Growing Factors • Competitive Analysis • Sample Clients • Conclusion 2

EXECUTIVE SUMMARY CHINANET - ONLINE HOLDINGS, INC.

Executive Summary • The world's first B2B Internet technology company providing O2O (online to offline) sales channels expansion services for SMEs and entrepreneurs; • Our core competence is the integration of existing media resources by means of technology, then we combine them to the Internet . With the Internet, we conduct sales channel marketing and promotion by means of (CPL, CPB & CPS) and also establish offline sales channels building for customers. Our technology and database will evolve to create competitive advantages with entry barriers, and hence, make long - term growing and incurring income; • Simple business and revenue model while providing brand management sales channel building services to domestic and foreign SMEs in China; • China’s national economic policy and its demands of SME transformation are growth drivers for ChinaNet; • Founded the "Entrepreneurship Fund for Chinese College Students”, supported by six government agencies in China, which will make resources available to directly attract future successful entrepreneurs as well as SMEs. 4

FINANCIAL INFORMATION AND SHAREHOLDER STRUCTURE BASIC INFORMATION

ChinaNet Basic Information Head office : Zhongguancun Beijing Founded: 2003 The US Legal Counsel: Loeb & Loeb The Chinese Lawyer: Han Kun Law Auditor: Marcum Bernstein & Pinchuk Website: www.chinanet - online.com 6

Financial Highlights Ticker Symbol NASDAQ: CNET Fiscal Year December 31 Stock Price （ 20110721 ） $1.04 Shares Outstanding - common shares (1) 20.03M Market Capitalization （ 20111113 ） $20.12M Management Ownership 43.0% Revenue 2010 (audited) $41.6M Adjusted Net Income 2010 (2) (audited) $14.7M As of June 30 th , 2011 – REVENUE $16.1 M - 28 % As of June 30, 2011 – Adjusted NET INCOME (3) $5.3 M - 8% As of June 30 th , 2011 – Adjusted EPS (diluted) (3) $0.27 - 40% 2011 Revenue Guidance (USD) 26.5 M - 28.5M (1) Weighted share count will differ quarterly due to GAAP Treasury Method for 4.8 M warrants outstanding with an average strike price of $3.13 (2) Adjusted net income excludes non cash charges associated with changes in fair value of warrants in accordance US GAAP (3) Adjusted net income and EPS excludes $0.2 million non - cash gain on deconsolidation of a subsidiary and $1.9 million non - cash gain related to changes in fair value of warrants for the six month periods ended June 30, 2011. 7

Balance Sheet 2007 US$(‘000) 2008 US$(‘000) 2009 US$(‘000) 2010 US$(‘000) 20111H US$(‘000) Cash and cash equivalents 317 2,679 13,917 15,590 16,447 Accounts receivable, net 211 978 3,173 4,319 6,685 Other receivables 190 - 2,636 7,811 6,645 Prepayment and deposit to suppliers 419 4,072 4,111 3,325 3,596 Investment in and advance to unconsolidated investee - - - 7,162 7,840 Property and equipment, net 164 678 1,355 2,010 1,945 Intangible assets and prepayment for intangibles, net 1 - - 51 3,281 Goodwill - - - - 1,931 Total assets 2,242 8,813 25,764 41,996 49,203 8

Balance Sheet 2007 US$(‘000) 2008 US$(‘000) 2009 US$(‘000) 2010 US$(‘000) 2011 1H US$(‘000) Total liabilities 1,821 5,423 14,631 6,285 6,855 Preferred stock and Common Stock - 10 20 20 20 Additional paid - in capital 515 603 10,574 18,614 18,724 Statutory reserves 67 304 372 1,587 1,587 Retained earnings (193) 2,370 50 14,630 20,114 Accumulated other comprehensive income 32 103 117 930 1,651 Noncontrolling interest - - - (70) 252 Total equity 421 3,390 11,133 35,711 42,348 9

Income Statement 4yr CGAR 2007* US$(‘000) 2008* US$(‘000) 2009* US$(‘000) 2010* US$(‘000) 2011 1H * US$(‘000) Sales Revenue 53% 7,570 21,508 37,724 41,587 16,093 COGS 42% (4,674) (13,786) (21,233) (18,970) (5,458) Gross Profit 67% 2,896 7,722 16,491 22,617 10,635 Total Operating Exp. 31% (2,648) (3,948) (7,082) (7,770) (4,209) Net Income from Total Operation 178% 248 3,774 9,409 14,847 6,426 Other Income （ Exp. ） (59) (12) (4,510) 1,880 134 Net Income before tax and Non - controlling interest 207% 189 3,762 4,899 16,727 6,560 Income Tax (405) (962) (880) (352) (751) Net Income (GAAP) 196% (216) 2,800 4,019 16,589 5,806 Net Income (Non - GAAP) 187% (216) 2,800 8,444 14,728 5,576 *2007, 2008, 2009 and 2010 are audited financial number. 1H 2011 is unaudited. 10

Cash Flow 2007* US$(‘00 0) 2008* US$(‘00 0) 2009* US$(‘00 0) 2010* US$(‘000) 2011 1H US$(‘000) Net cash from Total Operation Activities 557 821 4,617 11,582 4,097 Net cash from Investing Activities (103) (497) (930) (9,373) (3,376) Net cash from Financing Activities (238) 1,981 7,544 (767) (59) Effect of exchange rates changes 14 57 7 231 195 Net Change in Cash & Cash Equivalents 230 2,362 11,238 1,673 857 11

BUSINESS MODEL EXPERTS IN BUILDING AND EXPANDING SALES CHANNELS IN CHINA

Sales Channel Expansion ? Sales Channels in China ? • Sales Channel Expansion including ： – Sales Channel Promotion – Sales Channel Building – Sales Channel Management • Sales Channels in China including ： – Franchise Sales Channel – Distribution Sales Channel – Dealer/Agent Sales Channel – Retail Sales Channel – Internet Sales Channel – TV Sales Channel – Mobile Sales Channel 13

Revenue Model Sales Channel Promotion （ Main ） • Cost per leads (CPL) ； • Cost per bidding （ CPB) ； • Membership fee (MF) ； • Other value added services (VAS) ； • Other media services, e.g. TV and Mobile. Sales Channel Building （ Developing ） • Revenue sharing on offline sales channel building, cost per sales (CPS) ； • iMAP brand management solutions ； Sales Channel Management （ F uture development ） • Revenue per usage volume ； • Point of sales (POS ）； • Supply chain management ； • Elite CRM ； • Business process (OA) ； We have an addressable market of more than 4 million macro to small and to medium sized enterprises who need internet based sales channel expansion solutions. Three primary revenue drivers: 14

Company Overview 15

ChinaNet ChinaNet focuses on the Internet with four service platforms built on cloud - based technology to help SMEs with sales channel promotion, building and management. We provide a turn key solution that is cost and time efficient. Sales Channel Promotion Sales Channel Building Sales Channel Management SNS Platform A&M Platform BMSCB Platform Management Tools Platform 16

Sales Channel Expansion Service Structure 17

Products and Services SNS information Platform A&M Platform BMSCB Platform Management Tools Platform chuangye.com liansuo.com 28.com iMAP 品牌谘询 飞腾云 Flying Cloud (in November) Sales Channel Promotion Building Management zhaoshangke.com 18

Chuangye.com: SNS Community of Entrepreneurs A platform that mainly focuses on providing services to entrepreneurs. Social Network Services Information Platform’s core purpose is to serve the entrepreneurs and provide business information for owners of small to medium business. The network covers the users of all business stages. They can share their opinions, thoughts, entrepreneurial experience, resources as well as success among the communication and so on. It is the result of the power of entrepreneurship and social networking. Through information exchange, we aim to create an honest business platform, gathering the most and the best business entrepreneurs in China. www.chuangye.com 19

Chuangye.com: SNS Screenshot of Chuangye.com home page 20 BETA

Chuangye.com: SNS Screenshot of Chuangye.com Channel pages 21 • Looking for model channel page • Looking for info channel page

Liansuo.com: A&M Premier (Small - medium to Medium - large) Franchise/Business Listing Premier Franchise Ventures Listing Liansuo.com is a web portal, under A&M platform, collecting premier franchise or similar business opportunity globally. We echo our premier management ideas for SMEs on a membership service basis, while providing entrepreneurs convenient methods to find their suitable franchise or other business opportunity. Our premier franchise or other forms of business opportunity include companies with State Franchise Certificate, Member of China Chain Store & Franchise Association, International franchise, Taiwan franchise, public company franchise and some new franchise. Together, they are an encyclopedia with a variety of high - quality of business opportunities. Users can divide and research different elite business opportunities according to its specialties and start business with certainty. www.liansuo.com 22

Liansuo.com : Sales Channel Promotion Screenshot of Liansuo.com home page 23

Liansuo.com : A&M Screenshot of Liansuo.com Channel page • Food portal channel page • News channel page 24

28.com: A&M Small to Small - Medium Franchise/Business Opportunity Listing Small to Small - Medium Franchise/Business Listing 28.com core product includes Gold Digging ( taojin ) list and other value added services: news/media marketing, media leveraging, internet information management, SEM (also available to other portals) and others to assist small and medium to expand their business national wide in China, with an average independent daily IP visit of 200K, 3700 th ranking by Alexa globally and 430 domestically, while generating over 10,000 qualified sales leads (CPL) daily. www.28.com 25

28.com: A&M Screenshot of Gold Digger Zone 26

28.com: A&M Screenshot of 28.com Channel Pages • D ecoration & gift channel page • Brand area channel page 27

One - stopped Sales Channel Building Service ChinaNet to help expanding the sales channel for SMEs Branding Sales Channel Building Standard - ization iMAP - professional brand management and promotion team To h elp SMEs build brand channel Zhaoshangke - Expert of building sales channel in China Through business matching platform data, to help entrepreneurs find a good business opportunity, but also to help SMEs creating the success rate of channel construction To help SMEs manage the sales data, material supplier data, and through the system to promote the brand across the terminal joint promotional campaign. Flying Cloud - Cloud channel management system 28

Zhaoshangke Zhaoshangke  Experts in building sales channel Advertising & Marketing on A & M Platform 1 Telephone and Online Promotion Consulting Professional Business Sales Consultant Data Matching with Entrepreneur Information BMSCB You only need to pay us at the agreed commission rate upon the success of the agreed results. 2 3 4 29

Brand Management and Sales Channel Building (BMSCB) Platform - Zhaoshangke 1 ,600 square meters of Franchise/Business Expo Center • 500 square meters of office area – Brand franchise office – Zhaoshangke’s office • 1,100 square meters of exhibition area A. Food area B. Cloth area C. Accessory area D. House Decoration area E. building materials area F. environmental protection machines area G. education network area H. Health and Beauty area I. Car area 30

1 Database Marketing 2 Online & Telephone Consultant Marketing 3 TV Marketing 4 Internet Marketing 5 Print Media Marketing 6 Mobile Marketing Rich and Diverse Marketing Resources The maximum coverage of media resources to outreach entrepreneurs 31

TV Advertising Ad exhibition platform Business online Start ChinaNet TV programming Through the national satellite television, ChinaNet TV have 610 million viewers Full range of investment 32

F eaturing in 14 satellite TV stations 33

A combination of the global perspective and insight into the franchise industry China Beijing Shanghai Quanzhou Guangzhou Wuhan Taiwan Hong Kong USA 34

56.0% 9.6% 21.6% 7.1% 5.7% Technology Increasingly International and Highly Educated Team • Total number of employees : 412 • 95% with a bachelor degree • 20% a master degree or above Marketing Manager Sales Supports 35

Multi - professional team Business Strategy. Brand Design. Creative Promotion. Investment Promotion . Management Technology 36

GROWING FACTORS MACRO ECONOMIC ENVIRONMENT AND THE CHARACTERISTICS

Three Macro Growing Factors • China economic transition (tertiary industry): the pace of urbanization continues with the franchise/distribution/dealership industry entering into high - growth period. • Chinese overall economic growth leads to SMEs continuing to increase (at least 2 to 3 times). Business demands are constantly growing (the characteristics of the Chinese people). • The rapidly increasing internet penetration rate drives growth in the internet advertising & marketing industry. 38

Macro Driver #1 • China is gradually transforming into the tertiary industry: service and franchise demands will rapidly grow. CAGR will be 10 - 12% in the next five years. • Urbanization is accelerating; CAGR will be 4% for the next 7 years and every 1% increase would trigger USD23 billion domestic consumption. This will improve the demand of standardized management for franchise services. • The Chinese domestic supply channels are modernizing with CAGR of 10 - 12% in the next 5 years 39

Macro Driver #2 • The overall number of SMEs are still expecting to grow by 7% in average, because of the favorable macroeconomic conditions; – Entrepreneurs in China are growing at a rapid pace – There are at least 55 million of potential entrepreneurial families in China • The SME sector still has at least 2.3 to 3.8 times of growth in the next 7 years • The franchising results of the clothes and food industries are among the best and both industries are still growing. – For now, the traditional sales channel expansion are still full of attractiveness; – Case study: COFCO. Not only SMEs, but large enterprises are also expanding sales channel by franchising, especially in fast - moving consumer goods(FMCG). • There are at least 3.5 million franchisees, representing 350 billion business opportunities 40

Macro Driver #3 • In 2010, Chinese internet penetration rate is only 34.8%,which ranked the lowest in advanced regions in Asia. – The average penetration rate of the top five countries was 75.2%; – The future penetration rate will increase by a CAGR of 10.2% in China; – Each additional 1% increase represents 7 million new Internet users; • 10% represents 70 million new Internet users.; • DICC forecasted the internet advertising market will grow 27.4% from 2010 • Marketing for vertical portals will grow by at least 20% from 2010 41

The Conclusion of Total Market Size • Target customer base is over 400,000 SMEs. Over the next five - years the consolidated CAGR will increase by more than 15% or more: -- These 400,000 customers have an average annual sales of over $1 million. If they paid $15,385 (per year) to do channel marketing promotion on the internet per year (2% of total sales), the target market size to ChinaNet would be approximately: US$6 billion (2011) US$12 billion (2016) $15,358 is assuming revenues from sales channels promotion services Only ChinaNet is focusing on SMEs 42

COMPETITIVE ANALYSIS

Competitors and Their Associated Websites Classification Web portal IP （ Daily avg. ） PV （ Daily avg. ） ALEX Ranking Baidu Index Attraction Index ChinaNet 28.com （ 2003 ） 192,000 2,188,800 3,421 4092 11.4 Liansuo.com （ 2011 ） 73,800 1,136,520 9,396 82 15.4 Chuangye.com （ 2011 ） 75,000 1,200,000 9,776 5,594 16 Direct Competitor 78.cn 141,600 1,047,840 4,554 175 7.4 3158.com 121,200 484,800 5,910 912 4.0 Sooe.cn 138 , 600 1,841,300 5,251 110 133 Jiameng.com 66,600 699,300 10,924 470 10.5 Jmw.com 72,600 638,880 17,918 927 8.8 51jam.com 37,200 215,760 24,625 213 5.8 Potential Competitor Entrepreneur 180,600 794,640 4,820 905 4.4 Alibaba （ entrepreneur ） 6,162,000 68,891,161 80 117995 11.2 Note: The IP and PV of Alibaba is consolidated, including entrepreneurial channels 44

The Competitor Positioning and Revenue Model

Type	Website	Revenue Model	Positioning or target
ChinaNet	28.com	Advertising, contest price promotion	AD exhibition platform
	Liansuo.com	Advertising, member ship, contest price promotion	Quality SMEs internet marketing and advertising portal
	Chuangye.com	TBD	Entrepreneurial SNS
	Zhaoshangke	Outsourcing investment	Expert of building channel
Direct competitors	78.com	Advertising	Investment Ad and Information Corner
	3158.com	Advertising	Ad exhibition platform
	Sooe.cn	Advertising	Franchise portal
	Jiameng.com	Advertising	Franchise portal
	Jmw.com	Advertising	Franchise portal
	51jam.com	Advertising	Franchise portal
Potential competitors	Entrepreneur	Magazine, activities, advertising	Entrepreneur and VC's information platform
	Alibaba	Advertising, collaboration with other entrepreneur sites	Entrepreneur platform

45
Online

Strategic Analysis Strategic map of direct competitors Target market Size Related Market Potential Min. Min. Max. 78.com Max. 3158.com Jmw.com Jiameng.com 28.com Zhaoshangke Liansuo.com 46 ChinaNet

Strategic Analysis

Strategic map of direct competitors



High
100K
Low
Individual customer single investment ability
Narrow
Service & Product Spectrum
Wide
ChinaNet
Liansuo.com
Zhaoshangke
28.com
Jmw.com
Jiameng.com
78.com
3158.com

Note :

Individual customer single investment ability means entrepreneurs' investment amount at first time.

47

The Conclusion of Competitors • Competitors only do websites and advertising • We are providing a one stop solution for sales channel expansion • We are concerned about the demands and affordability of SMEs • Technology - based, global leader 48

CHINANET SAMPLE CLIENTS CLIENT CASE STUDY 49

Sample Clients KENJMI Leather Goods Liqing DaBieShan Goose Hotpot Restaurant FengBoZhuang Restaurant Toe Dance Slipper Retail Store SUPWAVE Car Care Fei Ku Wu Rao Men's Clothing 50 YiShiKang eye care Tidynet mineral water LEERKANG wardrobe KADISIPA home spring

Index Description in Cooperation with ChinaNet Business/Franchise Industry Independent IP Visit/month Message/Month Yrs of Operation Yrs of Cooperation Supwave Car Service 60605 656 13 4 Fei Ku Wu Rao Men wear 50124 604 3 3 Leerkang Smart Shoe Home Furnishing 91246 926 3 3 Kadisipa Water Recycling 77799 816 7 7 FengBoZhuang Themed Restaurant 30229 336 10 5 DaBieShan Goose Themed Restaurant 18249 220 6 4 KENJMI Woman Apparels 100730 1165 7 6 Yierkang Optic Care 88342 434 5 5 Note ： The above independent IP Visits and stock of massage are provided by Background Management System of ChinaNet 51

Founded: 2007 www.supwave.com Years of operation 3 Franchise Positioning SOP for car wash and cleaning services Target Market Middle Class Car owners Product Price Range Touch up Paint - more than $16.50 Car Wash - $6.80 Initial investment amount for franchise (USD) $7,600 - $30,300 # of Employees 80 # of senior management personnel 3 Years of owner’s management experience 10 Annual Sales Revenue $2,727,000 Annual Profit $455,000 Case Study: Supwave SUPWAVE Car Care 52

Business Performance with Supwave Client Online AD TV Other Revenue/month ($USD) # of months of client AD NEWS AD AD Min Max Avg 5,500 11,000 7,600 24 Client for 24 months March 2009 After cooperating with ZWOnline Growth rate Monthly franchise Revenue($USD) 160,000 230,000 140% # of franchised stores 70 200 567% Monthly avg. of in - person inquiry by ChinaNet 9 23 44% Monthly avg. of new contract - signing by ChinaNet 5 12 140% Monthly IP visits 60000 Avg. leads per month 750 % of clicks that leave a message 1.3% % of new signings from ChinaNet 20% 53

CONCLUSION THE FIRST ENTERPRISE PROVIDING ONE - STOP SALES CHANNEL EXPANSION SERVICE IN THE WORLD 54

Our Vision The largest e - commerce service provider for entrepreneurship in Asia 55 Our Mission To help entrepreneurs succeed in China Our Objective Connecting dreams for success Our Purpose Help entrepreneurs and SMEs create the future with mutual trust and win - win services, realize the business with sustainable development

ChinaNet Overview Key Summary • #1 B2B website (28.com and Liansuo.com) for advertising small to medium - large enterprises’ needs for sales channel expansion in China - Brand management & sales channel expansion solutions • A leading market consolidator with first mover advantage & top - tier household brand • Fully integrated multichannel advertising provider, one - stop service with Internet, TV, Mobile, Print & Database • Recurring and high margin revenue • Comprehensive sales networks • New platform launched to capture mobile advertising market • New cloud based platform offers enhanced services USD (‘MM) CAGR: 39% CAGR: 71% CAGR: 129% 56

The offices will be expended to 12 major cities in 3 - 5 years We have offices in six provinces ： Beijing, Fujian, Zhejiang Guangzhou Shanghai Hubei ChinaNet 2011 - 2015 57

ChinaNet Management Team Thank you 58

APPENDIX For further references 59

Chinese Government Policies and Macro Economic Development Process

1 The evolution of consumption patterns

Food & Clothing → Well-off → Equitable wealth

2 GDP per capital (US dollar)

1,000 | 3,000 | 10,000 | 36,000

3 Chinese government policies key point

Market reform
- The socialist market economy
- Constructing the modern enterprise system
- Infrastructure construction

Rapid growth
- Upgrading industrial structure
- Foreign policy more open
- Western Development

Economic restructuring
- Industry structure optimization
- Solves three agricultural problems
- The healthy development of urbanization

Green economy & Equitable wealth
- Narrowing the gap between rich and poor
- Regional development
- Development of green economy

Developed country
- Economies of scale over the United States
- Global economic development
- The largest power consumer in rural areas

4 China's annual GDP growth

10. 6% | 11.5% | 8. 5% | 8. 0% | 6. 5%

2000 | 2008 | 2019 (E) | 2034 (E)

ChinaNet Online

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Urban population growth 450million Urban population more than the rural population in 2013 1% increase of urbanization rate would trigger 150 billion of domestic consumption and 585 billion housing consumption. To meet the consumer demands need standardized management franchise services 61 Source ： National Bureau of Statistics Rural population Urban population

The Growth of Franchise Industry in China Compared : 2.3 times growing space with Taiwan, more than 3.8 times with U.S., 5.6 times with Italy, we estimated that SMEs industry has at least 2.3 - 5.6 times growing space. 1. Italy is known as developed SMEs in the world. In Italy, every 8 people has 1 SME. 2. In U.S.A, every 12 people have 1 SME. 3. In Taiwan, every 20 people have 1 SME. 4. In China, every 45 people have 1 SME. 8 12 20 45 义大利 美国 台湾 大陆 Person / number of enterprise 5.6 times 3.8 times 2.3 times Source ： China SMEs service platform Italy USA Taiwan China 62

The Number of Entrepreneurs in China in Next Decade A bout 3.56 million people want to open Franchisees , and the potential investment is about USD5.6 billion. Number Estimated condition Calculation Formula Potential Entrepreneurs: 166 MM people 55.46 MM entrepreneurial families, 3 people per family 55,460,000*3=166,380,000 Aged 30 - 35 potential entrepreneurs: 50 MM people Based on ChinaNet database ， Aged 30 - 35 counted for 30% 166,380,000*30%=49,914,000 Aged 36 - 40 potential entrepreneurs 71.54 MM people Based on ChinaNet database ， Aged 36 - 40 counted for 43% 166,380,000*43%=71,543,400 Actual entrepreneurs happening in each year: 8.5 MM people Based on 7% growth rate of SMEs, applying to aged 30 - 40 people (49,914,000+71,543,400)*7% =8,502,018 Actual entrepreneurs participate a franchise 3.56 MM people 82.24% of new SMEs is in retail and service industries and within it, 52.13% is in related franchise industry. 8,502,018*80.24%*52.13% =3,556,318 Market size of potential franchising industry: USD$ 5.6 B Every franchise with min, initial investment of 100,000 RMB 3,556,318*100,000 =355,631,800,000 One business opportunity per 283 people Only 30,000 franchise option available in China 8,502,018/30,000=283 63

The Penetration and Population of China Internet Users 64 Huge Growing Opportunity North America Australia Europe China Latin America The Middle East Asia Africa Korea Japan Singapore Taiwan Hong kong China 2010 population penetration Population and penetration of China Source ： DCCI China internet research 2011